SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  November
                          25, 1996

   Ryland Mortgage Securities Corporation, Series 1995-1,
              Mortgage Participation Securities
   (Exact name of registrant as specified in its charter)

Virginia                 0-15483/33-75416         N/A
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


Texas Commerce Bank, N.A.
P.O. Box 2558
Houston, TX
Attn: Joe Mustachio                               77252-8039
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
236-5094

   Ryland Mortgage Securities Corporation, Series 1995-1,
              Mortgage Participation Securities
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Ryland Mortgage Securities Corporation, Series 1995-1,
Mortgage Participation Securities makes monthly remittances to security holders. The latest remittance was made
November 25, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of November
25, 1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Ryland Mortgage Securities
Corporation,
                         Series 1995-1, Mortgage
Participation Securities
                         (Registrant)

                         By:             Financial Asset
Securities, Inc.
                         (Formerly: Ryland Mortgage
Securities Corp)

                         Name:     Jane M. Johnson

                         Title:    President


                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-12
     as of November 25, 1996.



                                                  MORTGAGE
PARTICIPATION SERIES:              Series 1995-1
RE
     COLLATERAL SUMMARY
"NORWEST BANK MINNESOTA, N.A."
STATUS PAGE              11/29/96
WANR Calculation
RM9501
     POOLED MORTGAGE CERTIFICATES
Contact:       Brad Davis
Phone:    (410) 884-2084      Collateral Ending Balance:
"93,468,308.00 "
RMSC Mortgage Participation Securities
     RMSC Mortgage Participation Securities
Security Ending Balance:           0.00
                                   Administration Fees
(Series Total):
Pooled Certificate Distribution Date:        11/25/96
     Pooled Certificate Distribution Date:        11/25/96
Norwest:            "1,557.80 "

     RMSC Series 1992-6 Class B    "30,108,854.00 "
7.91931873%    "198,701.34 "  0.00      "198,701.34 "  0.00
0.00      "6,021.77 "    "30,108,854.00 "    "192,679.57 "
0.00           RMSC Series 1992-6 Class B    "30,108,854.00
"    7.67931873%         0.024737314         RMSC Series
1992-9 Class B "26,201,000.00 "    7.51612030%
"164,108.22 "  0.00      "164,108.22 "  0.00      0.00
"5,240.20 "    "26,201,000.00 "    "158,868.02 "  0.00
RMSC Series 1992-9 Class B    "26,201,000.00 "
7.27612030%         0.020396392         SMSC Series 1992-1
(Pool 1) Class B-1  "18,300,000.00 "    7.63020278%
"116,360.59 "  0.00      "116,360.59 "  0.00      0.00
"3,660.00 "    "18,300,000.00 "    "112,700.59 "  0.00
SMSC Series 1992-1 (Pool 1) Class B-1   "18,300,000.00 "
7.39020278%         0.014469151
SMSC Series 1992-1 (Pool 2) Class B-2   "8,858,454.00 "
7.56092298%    "55,815.07 "   0.00      "55,815.07 "   0.00
0.00      "1,771.69 "    "8,858,454.00 "     "54,043.38 "
0.00
SMSC Series 1992-1 (Pool 2) Class B-2   "8,858,454.00 "
7.32092298%         0.006938401
SMSC Series 1992-3 Class B    "10,000,000.00 "
7.85110529%    "65,425.88 "   0.00      "65,425.88 "   0.00
0.00      "2,000.00 "    "10,000,000.00 "    "63,425.88 "
0.00           SMSC Series 1992-3 Class B    "10,000,000.00
"    7.61110529%         0.00814298
     TOTALS    "93,468,308.00 "         "600,411.10 "  0.00
"600,411.10 "  0.00      0.00      "18,693.66 "
"93,468,308.00 "    "581,717.44 "  0.00
"93,468,308.00 "              0.074684238

     PRINCIPAL DISTRIBUTION DETAIL
"NORWEST BANK MINNESOTA, N.A."
                                   Contact:       Brad Davis
     INTEREST DISTRIBUTION DETAIL
"NORWEST BANK MINNESOTA, N.A."
          Pass-Through   Beginning      Interest  Shortfall
Other     Interest  Interest
     Class     Rate Balance        Accrual   (Recovery)
Interest  Distribution   Shortfall
     A    7.46842371%    "93,468,308.00 "    1.00
"581,717.44 "  0.00      0.00      "581,717.44 "  0.00
     TOTALS         "93,468,308.00 "         "581,717.44 "
0.00           "581,717.44 "  0.00
     DISTRIBUTION STATEMENT
"NORWEST BANK MINNESOTA, N.A."
                                        Contact:       Brad
Davis
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2084
     Series 1995-1
     Distribution Date:            11/29/96
     Pooled Certificate Distribution Date:
11/25/96



                                             Aggregate
          Pass-Through   Beginning Interest  Interest
Principal Ending    Total     Realized
     Class     Rate Balance   Accrual   Distribution
Distribution   Balance   Distribution   Losses

     A    7.46842371%    "93,468,308.00 "    "581,717.44 "
"581,717.44 "  0.00      "93,468,308.00 "    "581,717.44 "
0.00





     TOTALS         "93,468,308.00 "    "581,717.44 "
"581,717.44 "  0.00      "93,468,308.00 "    "581,717.44 "
0.00
                    Principal Interest
     Class     CUSIP     Priority  Type Type

     A    783766RW0 Senior    Single Class   Pass-Through

     PAYMENTS PER SECURITY DENOMINATION
"NORWEST BANK MINNESOTA, N.A."
                                                  Contact:
Brad Davis
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2084
     Series 1995-1
     Distribution Date:            11/29/96
     Pooled Certificate Distribution Date:
11/25/96



                                   AMOUNTS PER INDIVIDUAL
SECURITY                 Remaining
          Original  % of Integral  Record    Interest
Interest  Principal Realized  Ending    Principal
     Class     Balance   Pool Denomination   Date Accrual
Distribution   Distribution   Losses    Balance   Factor

     A    "93,468,308.00 "    100.00%   "1,000.00 "
10/31/96  6.22368643     6.22368643     0.00000000
0.00000000     "93,468,308.00 "    1.0000000000
     TOTALS    "93,468,308.00 "
1.0000000000

     FUND ACCOUNTS ACTIVITY SUMMARY
"NORWEST BANK MINNESOTA, N.A."
                                        Contact:       Brad
Davis
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2084
     Series 1995-1
     Distribution Date:            11/29/96
     Pooled Certificate Distribution Date:
11/25/96
     Proceeds Account
          Beginning Balance             0.00

              Deposits                        Withdrawals
               Total Interest      "600,411.10 "
Interest Payments   "(581,717.44)"
               Total Principal          0.00
Principal Payments  0.00
               Fees and Expenses        0.00
Fees and Expenses   "(18,693.66)"
               Other Deposits      0.00                Other
Withdrawls     0.00

          Total Deposits           "600,411.10 "       Total
Withdrawals         "(600,411.10)"

                                   Ending Balance      0.00


Other Accounts
                    Spread    Reserve   Expense   Pool
Special
                    Account   Fund 2    Fund Insurance
Hazard    Other
          Beginning Balance        0.00      0.00      0.00
0.00      0.00      0.00
               Deposits       0.00      0.00      0.00
0.00      0.00      0.00
               Earnings       0.00      0.00      0.00
0.00      0.00      0.00
               Withdrawals         0.00      0.00      0.00
0.00      0.00      0.00
          Ending Balance      0.00      0.00      0.00
0.00      0.00      0.00


     Advances on Delinquencies
          Beginning Balance        N/A
          Current Period      N/A
          Ending Balance      N/A


     ADMINISTRATION FEE
"NORWEST BANK MINNESOTA, N.A."
                                        Contact:       Brad
Davis
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2084
     Series 1995-1
     Distribution Date:                 11/29/96
     Pooled Certificate Distribution Date:
11/25/96

     Securities Guaranty and
     Administration Fees Due This Period:

     A.   "*Norwest Bank Minnesota, N.A."
                    Securities Administration
0.02000000%                   "$1,557.80 "


     B.        FGIC      0.22000000%
"$17,135.86 "
     C.   Total Administration Fee (A+B)
"$18,693.66 "
     Annual Administration Fees Earned To Date:
Norwest

     D.   Beginning Balance
"$15,578.00 "
     E.   Due This Period (A or B)
"1,557.80 "
     F.   Ending Balance (D+E)
"$17,135.80 "